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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 17, 2001


                              Greater Bay Bancorp
            (Exact name of registrant as specified in its charter)



       California                                   77-0387041
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                       identification number)



                       Commission file number:  0-25034


                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (650) 813-8200


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Item 5.  Other Events.

       On January 17, 2001, Greater Bay Bancorp (the "Registrant") issued a press release announcing its fourth quarter and year end results for 2000. The title and paragraphs one through twelve, fourteen, fifteen, sixteen, and nineteen through twenty-four of the press release, which appear as part of
Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------

99.1 Press Release dated January 17, 2001 re fourth quarter and year end 2000 results

Item 9.  Regulation FD Disclosure

       Paragraphs thirteen, seventeen and eighteen of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Greater Bay Bancorp
                                                 (Registrant)



Dated: January 19, 2001                          By: /s/ Linda M. Iannone
                                                     ----------------------
                                                     Linda M. Iannone
                                                     Senior Vice President and
                                                     General Counsel

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                                 Exhibit Index
                                 -------------
99.1 Press Release dated January 17, 2001 re fourth quarter and year end 2000 results

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